SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                (Amendment No. 2)

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) November 7, 2005

                              WINTHROP REALTY TRUST
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       001-06249                                         34-6513657
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4614
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       n/a
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note as to the Purpose of this Amendment

This Form 8-K/A Amendment No. 2 is being filed solely for the purpose of deleting from Winthrop Realty Trust's Form 8-K/A Amendment No. 1 filed with the Securities and Exchange Commission on January 20, 2006 (i) the report of Deloitte & Touche LLP dated August 5, 2005 with respect to the financial statements of Newkirk Realty Trust, Inc. and (ii) the July 22, 2005 balance sheet of Newkirk Realty Trust, Inc. and the notes thereto. The remaining portions of this Form 8-K/A continue to speak as of January 20, 2006 and have not been modified for any events occurring after January 20, 2006.

Item 9.01 Financial Statements and Exhibits

The following financial statements and pro forma financial information are filed as part of this report.

      (a)   Financial Statements of Real Estate Acquired:

            None

      (b)   Winthrop Realty Trust Unaudited Pro Forma Financial Statements:

            The unaudited pro forma consolidated financial statements set forth
            (i) the pro forma balance sheet of the Trust as of September 30, 2005, as if the acquisition of the Newkirk common stock and the sale of the exclusivity rights had occurred on September 30, 2005, (ii) the pro forma consolidated statement of operations of the Trust for the year ended December 31, 2004, as if the acquisition of the Newkirk common stock and the sale of the exclusivity rights had occurred on January 1, 2004, and (iii) the pro forma consolidated statement of operations of the Trust for the nine-month period ended September 30, 2005, as if the acquisition of the Newkirk common stock and the sale of the exclusivity rights had occurred on January 1, 2004. The pro forma financial statements are based upon assumptions contained in the notes thereto and should be read in conjunction with such notes.

            The unaudited pro forma consolidated financial statements may not necessarily reflect the results of operations or financial position of the Trust which would have actually resulted had the investment occurred as of the dates indicated, nor should they be taken as indicative of the future results of operations or the future financial position of the Trust. Differences could result from various factors, including but not limited to changes in occupancy, rental rates and rental expenses.

                              WINTHROP REALTY TRUST
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2005

                                                                                   Pro Forma
                                                                                  Adjustments
                                                                   Historical     -----------      Pro Forma
                                                                  September 30,     Newkirk      September 30,
                                                                      2005        Realty Trust       2005
(In thousands)                                                                        (a)
Assets
Investment in real estate, at cost
Land                                                               $  11,004       $      --       $  11,004
Buildings and improvements                                           166,777              --         166,777
                                                                   ---------       ---------       ---------
                                                                     177,781              --         177,781
Less - Accumulated depreciation                                       (8,017)             --          (8,017)
                                                                   ---------       ---------       ---------
       Investments in real estate, net                               169,764              --         169,764
Cash and cash equivalents                                             85,136         (50,000)         35,136
Restricted cash                                                          876              --             876
Mortgage-backed securities available for sale pledged under
      repurchase agreements                                          107,733              --         107,733
Loans receivable                                                       9,173              --           9,173
Accounts receivable and prepayments, net                              15,338              --          15,338
Real estate securities - available for sale                           30,418              --          30,418
Preferred equity investment                                           78,417              --          78,417
Equity investment in Newkirk Realty Trust, Inc.                           --          70,000          70,000
Lease intangibles, net                                                26,004              --          26,004
Deferred financing costs, net                                          1,177              --           1,177
Assets of discontinued operations                                      1,382              --           1,382
Other assets                                                           1,405              --           1,405
                                                                   ---------       ---------       ---------
     TOTAL ASSETS                                                  $ 526,823       $  20,000       $ 546,823
                                                                   =========       =========       =========

LIABILITIES
Repurchase agreements                                              $ 104,196       $      --       $ 104,196
Mortgage loans payable                                               176,298              --         176,298
Accounts payable and accrued liabilities                               5,716              --           5,716
Dividends payable                                                      1,616              --           1,616
Deferred income                                                           37          10,000          10,037
Loan payable                                                              30              --              30
Liabilities of discontinued operations                                 1,708              --           1,708
                                                                   ---------       ---------       ---------
     TOTAL LIABILITIES                                               289,601          10,000         299,601
                                                                   ---------       ---------       ---------

MINORITY INTEREST                                                      5,694              --           5,694
                                                                   ---------       ---------       ---------

SHAREHOLDERS' EQUITY
Series A Cumulative Convertible Redeemable Preferred Shares
of  Beneficial Interest, $25 per share liquidating
preference, 2,300,000 shares authorized, 983,082 outstanding          23,131              --          23,131
Series B-1 Cumulative Convertible Redeemable Preferred Shares
of  Beneficial Interest, $25 per share liquidating
preference, 4,000,000 shares authorized and outstanding               94,316              --          94,316
Common Shares of Beneficial Interest, $1 par, unlimited
authorized, 32,058,913 outstanding                                    32,059              --          32,059

Additional paid in capital                                           210,877              --         210,877
Accumulated other comprehensive income                                 4,554              --           4,554
Accumulated distributions in excess of net income                   (133,409)         10,000        (123,409)
                                                                   ---------       ---------       ---------
Total Shareholders' Equity                                           231,528          10,000         241,528
                                                                   ---------       ---------       ---------
     TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    $ 526,823       $  20,000       $ 546,823
                                                                   =========       =========       =========

              See notes to unaudited pro forma financial statements

                              WINTHROP REALTY TRUST
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                          Pro Forma
(In thousands, except per share data)                    Adjustments
                                                         -----------
                                                           Newkirk
                                           Historical    Realty Trust  Pro Forma
                                           ----------    ------------  ---------
                                                             (a)
Revenues
Rents                                        $ 3,390       $    --       $ 3,390
Interest and dividends                         2,528            --         2,528
                                             -------       -------       -------
                                               5,918            --         5,918
                                             -------       -------       -------

Expenses
Property operating                               786            --           786
Real estate taxes                                 66            --            66
Depreciation and amortization                    735            --           735
Interest                                         698            --           698
General and administrative                     4,104            --         4,104
                                             -------       -------       -------
                                               6,389            --         6,389
                                             -------       -------       -------

Other Income
Insurance recoveries                           1,254            --         1,254
Gain on sale of exclusivity agreement
   rights                                         --        13,333        13,333
Gain on sale of securities available-
   for-sale                                    1,153            --         1,153
Equity in earnings of Newkirk Realty
Trust, Inc.                                       --         6,823         6,823
                                             -------       -------       -------
                                               2,407        20,156        22,563
                                             -------       -------       -------

Income from continuing operations            $ 1,936       $20,156       $22,092
                                             =======       =======       =======

Per share data - Basic and Diluted:
Income from continuing operations
   applicable to Common Shares of
   Beneficial Interest                       $    --                     $  0.64
                                             =======                     =======

Basic and diluted weighted average
Common Shares of Beneficial Interest          31,059                      31,059
                                             =======                     =======

             See notes to unaudited pro forma financial statements.

                              WINTHROP REALTY TRUST
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

                                                           Pro Forma
(In thousands, except per share data)                     Adjustments
                                                          -----------
                                                            Newkirk
                                             Historical   Realty Trust  Proforma
                                             ----------   ------------  --------
                                                              (b)
Revenue
Rents                                           $18,076     $    --      $18,076
Interest and dividends                            4,772          --        4,772
                                                -------     -------      -------
                                                 22,848          --       22,848
                                                -------     -------      -------

Expenses
Property operating                                  547          --          547
Real estate taxes                                    62          --           62
Depreciation and amortization                     4,987          --        4,987
Interest                                         10,530          --       10,530
State and local taxes                               615          --          615
General and administrative                        3,750          --        3,750
                                                -------     -------      -------
                                                 20,491          --       20,491
                                                -------     -------      -------

Other Income
Gain on the sale of real estate securities
   available for sale                               243          --          243
Legal settlement                                 11,000          --       11,000
Equity in earnings of preferred equity
   investment                                     2,598          --        2,598
Minority interest                                    75          --           75
Gain on sale of exclusivity rights                   --       2,500        2,500
Equity in earnings of Newkirk Realty
Trust, Inc.                                          --       2,842        2,842
                                                -------     -------      -------
                                                 13,916       5,342       19,258
                                                -------     -------      -------
Income  from continuing operations              $16,273     $ 5,342      $21,615
                                                =======     =======      =======

Per share data -- Basic:
Income  from continuing operations
applicable to Common Shares of Beneficial
Interest                                        $  0.35                  $  0.52
                                                =======                  =======

Diluted:
Income  from continuing operations
applicable to Common Shares of Beneficial
Interest                                        $  0.35                  $  0.52
                                                =======                  =======

Basic weighted average Common Shares of
Beneficial Interest                              31,887                   31,887
Stock Options                                        45                       45
                                                =======                  =======

Diluted weighted average Common Shares of
Beneficial Interest                              31,932                   31,932
                                                =======                  =======

              See note to unaudited pro forma financial statements.

                              WINTHROP REALTY TRUST
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

On November 7, 2005, Winthrop Realty Trust (the "Trust") consummated the transactions contemplated by (i) a definitive Securities Purchase Agreement between the Trust and Newkirk Realty Trust, Inc. ("Newkirk") and (ii) an Acquisition Agreement between the Trust and Newkirk. Newkirk was formed to acquire a 30.1% interest in The Newkirk Master Limited Partnership, a Delaware limited partnership, which is a publicly reporting limited partnership that owns a diversified portfolio of triple-net leased properties and other real estate-related assets.

Pursuant to the Securities Purchase Agreement, the Trust acquired 3,125,000 shares of common stock in Newkirk for a per share purchase price of $16.00, for a total purchase price of $50 million. Pursuant to the Acquisition Agreement, the Trust assigned to Newkirk the rights it held under an Exclusivity Services Agreement (the "Exclusivity Services Agreement") with Michael Ashner, the Trust's Chief Executive Officer, relating solely to business opportunities generated by or offered to Mr. Ashner relating to net-lease assets, as defined. In consideration for the assignment of these rights, Newkirk issued to the Trust an additional 1,250,000 shares of Newkirk's common stock (the "Exclusivity Shares") valued at $20,000,000. The transactions pursuant to both Agreements were entered into in connection with the closing of Newkirk's initial public offering.

With respect to the Exclusivity Shares, 625,000 shares, reducing by 17,361 shares per month, were received subject to forfeiture over a 36 month period upon the termination of the Exclusivity Services Agreement in certain events.

The 4,375,000 shares of the common stock of Newkirk acquired by the Trust under the Agreements represent 22.58% of the outstanding common shares of Newkirk at November 7, 2005. The Trust exercises significant influence, but not control, over Newkirk; hence, this investment will be accounted for using the equity method of accounting.

2. UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

The unaudited pro forma consolidated balance sheet as of September 30, 2005, is based on the historical balance sheet for the Trust presented in its Quarterly Report on Form 10-Q as of September 30, 2005 and includes adjustments, assuming the equity investment in Newkirk occurred as of that date. Significant pro forma adjustments in the unaudited pro forma consolidated balance sheet are as follows:

(a) Represents the acquisition for cash of $50,000,000 of 3,125,000 Newkirk common shares and the sale of the exclusivity rights for 1,250,000 shares valued at $20,000,000 of which 625,000 shares, reducing by 17,361 shares per month, are subject to forfeiture over 36 months. The gain on the sale of the exclusivity agreement of $20,000,000 is reflected in the balance sheet as $10,000,000 earned on non-forfeitable shares and $10,000,000 as deferred income to be earned over 36 months.

3. UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2004, includes adjustments assuming that the equity investment in Newkirk occurred as of January 1, 2004, and is based on the historical statement of operations for the Trust presented in its Annual Report on Form 10-K for the year ended December 31, 2004. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2005, includes adjustments assuming that the equity investment in Newkirk occurred as of January 1, 2004, and is based on the historical statement of operations for the Trust presented in its Quarterly Report of Form 10-Q for the period ended September 30, 2005. Significant pro forma adjustments in the unaudited pro forma consolidated statements of operations include the following:

December 31, 2004

a) Represents the pro forma adjustments reflecting the equity pick up of Newkirk based upon the pro forma earnings presented for the year ended December 31, 2004 presented in Newkirk's registration statement on Form S-11 dated November 7, 2005.

      The gain on the sale of the exclusivity agreement is reflected in the statement of operations as $10,000,000 earned on non-forfeitable shares and $3,333,333 of deferred income related to the $10,000,000 of forfeitable shares earned over 36 months.

September 30, 2005

b) Represents the pro forma adjustments reflecting the equity pick up of Newkirk based upon the pro forma earnings presented for the six months ended June 30, 2005 presented in Newkirk's registration statement adjusted to September 30, 2005.

      The gain on the sale of the exclusivity agreement is reflected in the statement of operations as $2,500,000 of deferred income related to the $10,000,000 of forfeitable shares earned over 36 months.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 25th day of October, 2006.

                                                     WINTHROP REALTY TRUST


                                                     By: /s/Thomas C. Staples
                                                         -----------------------
                                                         Thomas C. Staples
                                                         Chief Financial Officer